Shareholders' Equity	12 Months Ended
Dec. 31, 2017
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Shareholders' Equity

25. SHAREHOLDERS’ EQUITY

The Company’s subscribed capital as of December 31, 2017, is 3,924 and 9 own treasury shares represented by 393,312,793 book-entry shares of common stock and divided into four classes of shares (A, B, C and D), with a par value of Argentine pesos 10 and 1 vote per share. These shares are fully subscribed, paid-in and authorized for stock exchange listing.

As of December 31 2017, there are 3,764 Class A outstanding shares. As long as any Class A share remains outstanding, the affirmative vote of Argentine Government is required for: 1) mergers, 2) acquisitions of more than 50% of YPF shares in an agreed or hostile bid, 3) transfers of all the YPF’s production and exploration rights, 4) the voluntary dissolution of YPF or 5) change of corporate and/or tax address outside the Argentine Republic. Items 3) and 4) will also require prior approval by the Argentine Congress.

Until the enactment of Law No. 26,741 detailed in the next paragraphs, Repsol S.A. had a participation in the Company, directly and indirectly, of approximately 57.43% shareholding while Petersen Energía S.A.U. and its affiliates exercised significant influence through a 25.46% shareholding of YPF’s capital stock.

Law No. 26,741 enacted on May 4, 2012, changed YPF’s shareholding structure. The mentioned Law declared as national public interest and subject to expropriation the Class D Shares of YPF owned by Repsol, its controlled or controlling entities, representing the 51% of YPF’s equity. According to Law 26,741, achieving self-sufficiency in the supply of hydrocarbons as well as in the exploitation, industrialization, transportation and sale of hydrocarbons, is thereby declared of national public interest and a priority for Argentina, with the goal of guaranteeing socially equitable economic development, the creation of jobs, the increase of the competitiveness of various economic sectors and the equitable and sustainable growth of the provinces and regions. The shares subject to expropriation were distributed as follows: 51% for the Argentine federal government and 49% for certain Argentine Provinces.

On April 28, 2017, the General and Extraordinary General Shareholders’ Meeting was held, which approved the financial statements of YPF for the fiscal year ended December 31, 2016 and, in addition, adopted the following resolution in relation to the distribution of profits: a) fully release the special reserve for initial adjustment due to the implementation of the IFRS in accordance with the provisions set forth in article 10 Chapter III Title IV of the CNV Regulations (TO 2013), the reserve for future dividends, the reserve for the purchase of own shares and the reserve for investments; b) fully absorb the accumulated losses in Unretained Results up to 28,231 against the amounts corresponding to the released reserves for up to such amount; and c) the remainder of the released reserves to be allocated as follows: (i)the sum of 100 to a reserve fund for the purchase of own shares, for the purpose of granting the Board of Directors the possibility of acquiring its own shares at the time they deem appropriate, and to fulfill, during the execution of the plans, the commitments made and to be made by them in the future; and (ii) the sum of 716 to create a reserve fund for investments, authorizing the Board of Directors to determine the time of payment within a term that may not exceed the closing date of the fiscal year ended December 31, 2017.

On June 8, 2017, the Board of Directors of the Company resolved the payment of a dividend of 1.82 per share for the sum of 716, which was overruled by the resolution of the Board of Directors adopted at the meeting held on July 9, 2017. Subsequently, on December 14, 2017, the Board of Directors of the Company decided to pay the aforementioned dividend, which was made available to the shareholders on December 27, 2017.